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                                                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3
(No. 333-48355/48355-01) and in the Registration Statements on Form S-8
(Nos. 33-52810, 33-77168, 33-89298, 33-80439, 333-20993, and 333-42241) of Tommy
Hilfiger Corporation of our report dated May 20, 1998 appearing under Item 8 in this Annual Report on Form 10-K.


/s/ PRICE WATERHOUSE LLP

New York, New York
June 24, 1998